                                                                    EXHIBIT 10.7

                               FIRST AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is entered into as of October 31, 2001, by and among SpectraSite Communications, Inc., a Delaware corporation (the "Borrower"), SpectraSite Holdings, Inc., a Delaware corporation ("Holdco"), Canadian Imperial Bank of Commerce, as administrative agent (the "Administrative Agent") and the other Credit Parties signatory hereto (the "Credit Parties").

                              W I T N E S S E T H:

         WHEREAS, the Borrower, Holdco, the Administrative Agent and the Credit Parties are parties to that certain Amended and Restated Credit Agreement dated as of February 22, 2001 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, Holdco, CIBC World Markets Corp. and Credit Suisse First Boston, as joint lead arrangers and bookrunners (the "Lead Arrangers"), CIBC World Markets Corp., Credit Suisse First Boston, Bank of Montreal, Chicago Branch and TD Securities (USA) Inc., as arrangers (the "Arrangers"), Credit Suisse First Boston, as syndication agent (the "Syndication Agent"), Bank of Montreal, Chicago Branch and TD Securities
(USA) Inc., as co-documentation agents (the "Documentation Agents"), the Administrative Agent and the other Credit Parties (as defined in the Credit Agreement) party thereto; and

         WHEREAS, Section 8.5(vi) of the Credit Agreement, Liquidation; Merger; Acquisition or Disposition of Assets, limits the aggregate dollar amount available to the Borrower and certain of the Designated Subsidiaries for the acquisition and construction of Tower and Tower Sites without an anchor tenant under contract to not more than $15,000,000; and

         WHEREAS, the Borrower has invested approximately $50,000,000 for the construction and acquisition of approximately 150 Towers and Tower Sites and for costs associated with the proposed construction and acquisition of other Towers and Tower Sites which ultimately the Borrower has determined not to pursue, in any case in anticipation of leasing such Towers and Tower Sites (collectively, the "Spec Towers") to Nextel without having a written contract with Nextel for such lease in place; and

         WHEREAS, the Borrower has requested, and the Administrative Agent and the Credit Parties have agreed, (a) to waive compliance by the Borrower with
Section 8.5(vi) in connection with the Borrower's $50,000,000 investment in the Spec Towers and (b) to amend the Credit Agreement as and to the extent set forth herein;

         NOW THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree that all capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement, as amended hereby, except as otherwise defined or limited herein, and further agree, subject to the conditions precedent to this Amendment hereinafter set forth, as follows:

         1.       Amendments to Article 1.

                  (a) Article 1 of the Credit Agreement, Definitions, is hereby modified and amended by adding the following definitions in appropriate alphabetical order:

                  "'Deferred SBC Towers' shall have the meaning set forth in
         Section 8.5(vii) hereof.

                  "'First Amendment Date' shall mean October 31, 2001.

                  "'SBC Amendment' shall mean that certain second amendment to the SBC Agreement to Sublease to be entered into among SBC Wireless (for itself and on behalf of the Sublessor Entities referred to therein), Holdco and STI, which shall be in form and substance reasonably satisfactory to the Lead Arrangers."

                  (b) Article 1 of the Credit Agreement, Definitions, is hereby further modified and amended by deleting the existing definition of "Borrower Leverage Ratio" in its entirety by substituting the following in lieu thereof:

                  "'Borrower Leverage Ratio' shall mean, on any calculation date, the ratio of (a) Borrower Debt, to (b) Annualized EBITDA; provided, however, that for any calculation date during the period from January 1, 2002 through December 31, 2002, an amount equal to (i) cash on hand in excess of $5,000,000, less (ii) the aggregate principal amount of all Revolving Loans and Swing Loans then outstanding, shall be subtracted from Borrower Debt solely for purposes of determining the numerator of the Borrower Leverage Ratio requirement set forth in
         Section 9.1 hereof."

                  (c) Article 1 of the Credit Agreement, Definitions, is hereby further modified and amended by deleting the existing definition of "SBC Agreement to Sublease" in its entirety by substituting the following in lieu thereof:

                  "'SBC Agreement to Sublease' shall mean that certain Agreement to Sublease dated August 25, 2000, among SBC Wireless (for itself and on behalf of the Sublessor Entities referred to therein), Holdco and STI, as amended by Amendment No. 1 thereto dated as of December 14, 2000, and as further amended by the SBC Amendment."

         2. Amendment to Section 2.3. Section 2.3(f) of the Credit Agreement, Applicable Margins for Base Rate Advances and Eurodollar Advances, is hereby deleted in its entirety and the following substituted in lieu thereof:

                  "(f)     Applicable Margins for Base Rate Advances and
         Eurodollar Advances.

                  "(i)     Advances Under the Revolving Commitment or of the
         Tranche A Loans. With respect to any Advance under the Revolving Commitment, or any Advance of the Tranche A Loans, the Applicable Margin shall be (A) on and after the Agreement Date to the First Amendment Date, (x) 2.75% with respect to any Eurodollar Advance and
         (y) 1.50% with respect to any Base Rate Advance, (B) on and after the First Amendment

         Date to and including the Adjustment Date, (x) 3.25% with respect to any Eurodollar Advance and (y) 2.00% with respect to any Base Rate Advance, and (C) after the Adjustment Date, the interest rate margin based upon the Borrower Leverage Ratio for the most recent fiscal quarter end, effective as of the second (2nd) Business Day after the financial statements referred to in Section 7.1 hereof are delivered by the Borrower to the Administrative Agent for the fiscal quarter of the Borrower most recently ended, expressed as a per annum rate of interest as follows:

                                                  Then the Base Rate Advance     Then the Eurodollar Advance
         "If the Borrower Leverage Ratio is:      Applicable Margin shall be:    Applicable Margin shall be:
         -----------------------------------      ---------------------------    ---------------------------
         Greater than or equal to 5.00 to 1.00             2.00%                            3.25%

         Greater than or equal 4.50 to 1.00                1.75%                            3.00%
         but less than 5.00 to 1.00

         Greater than or equal to 4.00 to 1.00             1.50%                            2.75%
         but less than 4.50 to 1.00

         Greater than or equal to 3.50 to 1.00             1.25%                            2.50%
         but less than 4.00 to 1.00

         Less than 3.50 to 1.00                            1.00%                            2.25%

         "In the event that the Borrower fails to timely provide (I) the financial statements referred to above in accordance with the terms of
         Section 7.1 hereof or (II) the Performance Certificate referred to in
         Section 7.3 hereof, and without prejudice to any additional rights under Section 2.3(d) or Section 10.2 hereof, no downward adjustment of the Applicable Margin in effect for the preceding quarter shall occur until the actual delivery of such statements, and from such failure and until such delivery, the Applicable Margin shall be (x) 3.25% with respect to each Eurodollar Advance, and (y) 2.00% with respect to each Base Rate Advance.

                  "(ii)    Advances of the Tranche B Loans. With respect to any
         Advance of the Tranche B Loans, the Applicable Margin shall be (A) 4.00% per annum with respect to any Eurodollar Advance and (B) 2.75% per annum with respect to any Base Rate Advance."

         3.       Amendments to Section 8.5.

                  (a) Section 8.5 of the Credit Agreement, Liquidation; Merger; Acquisition or Disposition of Assets, is hereby modified and amended by deleting clause (vi) in its entirety and by substituting the following in lieu thereof:

                  "(vi)    the Borrower and the Designated Subsidiaries (other
         than TAS) may acquire and construct up to twenty (20) Towers and Tower Sites without an anchor tenant under contract, so long as the aggregate Investment for such Towers and Tower Sites is at all times less than $3,000,000; provided, however, that (a) if the Borrower or the applicable Designated Subsidiary shall enter into a binding contract with an anchor tenant with respect to any such Tower or Tower Site, the book value of the Investment of the Borrower or the applicable Designated Subsidiary in such Tower or Tower Site shall be thereafter excluded from the Investments subject to the $3,000,000 limitation provided for herein and (b) the $3,000,000 limitation provided for herein shall not apply to the Towers and Tower Sites identified on Schedule 8.5(vi) attached hereto which Towers and Tower Sites have been acquired and constructed by the Borrower in anticipation of entering into a lease agreement with Nextel with respect thereto;"

                  (b) Section 8.5 of the Credit Agreement, Liquidation; Merger; Acquisition or Disposition of Assets, is hereby further modified and amended by deleting clause (vii) in its entirety and by substituting the following in lieu thereof:

                  "(vii)   so long as no Default or Event of Default then exists
         or would be caused thereby, subject to compliance with Sections 6.9 and
         6.15 hereof, the Borrower may consummate each of (A) the SBC Transaction (provided that, notwithstanding anything to the contrary contained in this Agreement or in any of the SBC Lease Documents, neither the Borrower nor any of its Subsidiaries may lease or sublease from SBC the 950 SBC Towers which are the subject of the SBC Amendment (the "Deferred SBC Towers") at any time prior to January 1, 2003, except that, so long as the Borrower shall provide to the Lead Arrangers revised Projections assuming consummation of any such transaction (or series of related transactions) and demonstrating pro forma compliance with the Financial Covenants through December 31, 2004, the Borrower and its Subsidiaries may lease or sublease from SBC up to 350 of the Deferred SBC Towers during the period prior to January 1, 2003) and (B) the Airtouch Acquisition;"

         4. Amendment to Section 9.1. Section 9.1 of the Credit Agreement, Borrower Leverage Ratio, is hereby modified and amended by deleting the table contained therein and by substituting the following in lieu thereof:

                   "Quarters Ending:                            Ratio:
         -----------------------------------------           ------------
         Agreement Date through June 30, 2002                6.00 to 1.00

         July 1, 2002 through December 31, 2002              5.75 to 1.00

         January 1, 2003 through June 30, 2003               5.50 to 1.00

         July 1, 2003 through September 30, 2003             5.25 to 1.00

         October 1, 2003 through December 31, 2003           5.00 to 1.00

         January 1, 2004 through June 30, 2004               4.50 to 1.00

         July 1, 2004 through December 31, 2004              4.00 to 1.00

         January 1, 2005 and thereafter                      3.50 to 1.00"

         5. Amendment to Section 9.3. Section 9.3 of the Credit Agreement, Total Interest Coverage Ratio, is hereby modified and amended by deleting the table contained therein and by substituting the following in lieu thereof:

                   "Quarters Ending:                            Ratio:
         -----------------------------------------           ------------
         Agreement Date through June 30, 2002                1.15 to 1.00

         July 1, 2002 through June 30, 2003                  1.25 to 1.00

         July 1, 2003 through December 31, 2003              1.50 to 1.00

         January 1, 2004 through December 31, 2004           1.65 to 1.00

         January 1, 2005 through June 30, 2006               1.75 to 1.00

         July 1, 2006 and thereafter                         2.00 to 1.00"

         6. Consent. To the extent required by Section 8.4 of the Credit Agreement and notwithstanding anything to the contrary contained in the Credit Agreement or any of the other Loan Documents, the Administrative Agent and the Credit Parties (including, without limitation, the Lead Arrangers) hereby consent to (i) the execution and delivery by STI of the SBC Amendment, which shall be in form and substance satisfactory to the Lead Arrangers, and the amendments to the SBC Lease Documents contained therein and (ii) the payment by STI of an additional amount not to exceed $35,000,000 in consideration for SBC's agreement to defer the lease and sublease of up to 950 SBC Towers pursuant to the SBC Amendment; provided that (a) the SBC Amendment shall provide for the deferral of the closings with respect to not less than 950 SBC Towers subject to the amendments to Section 8.5(vii) set forth above and (b) the average cash outlay per tower with respect to each of such SBC Towers must be approximately $250,000.

         7. Waiver. The Administrative Agent and the Credit Parties hereby waive (a) compliance by the Borrower with Section 8.5(vi) in connection with the Borrower's $50,000,000 investment in the Spec Towers during the period from September 30, 2001 through the Effective Date, and (b) their rights and remedies under the Credit Agreement and the other Loan Documents which may arise as a result thereof. The waivers contained in the foregoing sentence shall not waive any other requirement or hinder, restrict or otherwise modify the rights and remedies of the Administrative Agent and the Credit Parties following the occurrence of any present or future Default or Event of Default under the Credit Agreement or any other Loan Document.

         8. No Other Amendments, Consents and Waivers. Except for the amendments, consents and waivers set forth above, the text of the Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect, and the Administrative Agent and the Credit Parties hereby reserve the right to require strict compliance with the terms of the Credit Agreement and the other Loan Documents in the future.

         9. Amendment Fee. The Borrower hereby agrees to pay, upon the Effective Date (as defined in Section 10 below), to each Lender delivering its consent to this Amendment on or before the Effective Date, an amendment fee (the "Amendment Fee") in the amount of 25 basis points on the amount of such Lender's Revolving Commitment and Term Loans as of the

Effective Date. The Amendment Fee shall be fully earned when due and non-refundable when paid.

         10. Conditions to Effectiveness. This Amendment shall be effective as of the date first written above (the "Effective Date") upon the following:

                  (a) The Administrative Agent's receipt of a counterpart hereof duly executed by the Borrower and Holdco, and by the Majority Lenders;

                  (b) All of the representations and warranties of Holdco and the Borrower set forth in the Credit Agreement and this Amendment, other than those that are expressly made as of a specific date, are true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the Effective Date as though made on and as of such date;

                  (c) Each Lender delivering its consent to this Amendment on or before the Effective Date shall have received payment of its Amendment Fee;

                  (d) The Credit Parties acknowledge receipt of the Borrower's revised Projections dated October 31, 2001; provided, however, that in the event that the Lead Arrangers shall require, in their sole discretion, further updated Projections, the receipt of such updated Projections, satisfactory to the Lead Arrangers, shall be a condition precedent to the Effective Date of this Amendment; and

                  (e) With respect to the amendments set forth above in Sections 1, 3(b), 4 and 5 of this Amendment and the consent set forth above in
Section 6 of this Amendment, (i) the Lead Arrangers shall have received revised Projections, satisfactory to each of them, assuming consummation of such amendments and the transactions contemplated by the SBC Amendment and (ii) the Credit Parties shall have received a copy of the fully executed SBC Amendment, which shall be in form and substance reasonably satisfactory to the Lead Arrangers and their counsel, on or before December 31, 2001.

         11. Termination of Effectiveness. In the event that the Borrower shall not have entered into the SBC Amendment on or before December 31, 2001, the amendments set forth above in Sections 1, 3(b), 4 and 5 of this Amendment and the consent set forth above in Section 6 of this Amendment shall cease to be of any further force and effect and the text of the Credit Agreement with respect to the Sections affected by such amendments shall continue to remain as set forth prior to the Effective Date.

         12. Representations and Warranties. Each of the Borrower and Holdco, for itself and on behalf of each of its Subsidiaries, agrees, represents and warrants in favor of the Administrative Agent and the Credit Parties that:

                  (a) This Amendment has been executed and delivered by duly authorized representatives of the Borrower and Holdco, and the Credit Agreement, as modified and amended by this Amendment, constitutes a legal, valid and binding obligation of the Borrower and Holdco and is enforceable against the Borrower and Holdco in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally and by the application of general equitable principles;

                  (b) After giving effect to this Amendment, no Default or Event of Default with respect to the Borrower or Holdco has occurred and is continuing; and

                  (c) As of the date hereof, (i) the property of the Borrower, at a fair valuation on a going concern basis, will exceed its debt;
(ii) the capital of the Borrower will not be unreasonably small to conduct its business; and (iii) the Borrower will not have incurred debts, or have intended to incur debts, beyond its ability to pay such debts as they mature.

         13. Effect on the Credit Agreement. Except as specifically provided herein, the Credit Agreement shall remain in full force and effect, and is hereby ratified, reaffirmed and confirmed. This Amendment shall be deemed to be a Loan Document for all purposes.

         14. Counterparts. This Amendment may be executed in any number of separate counterparts and by the different parties hereto on separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. In proving this Amendment in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Any signatures delivered by a party by facsimile transmission shall be deemed an original signature hereto.

         15. Law of Contract. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.



BORROWER:                               SPECTRASITE COMMUNICATIONS, INC.



                                        By:      /s/ David P. Tomick
                                           ----------------------------------
                                        Name:        David P. Tomick
                                              -------------------------------
                                        Title:    Chief Financial Officer
                                              -------------------------------



                                        Attest:  /s/ Steven C. Lilly
                                               ------------------------------
                                        Name:        Steven C. Lilly
                                               ------------------------------
                                        Title:
                                               ------------------------------



HOLDCO:                                 SPECTRASITE HOLDINGS, INC.



                                        By:      /s/ David P. Tomick
                                           ----------------------------------
                                        Name:        David P. Tomick
                                               ------------------------------
                                        Title:    Chief Financial Officer
                                               ------------------------------



                                        Attest:  /s/ Steven C. Lilly
                                               ------------------------------
                                        Name:        Steven C. Lilly
                                               ------------------------------
                                        Title:
                                               ------------------------------

ADMINISTRATIVE                   CANADIAN IMPERIAL BANK OF
AGENT:                           COMMERCE



                                 By:      /s/ Keith Labbate
                                    -----------------------------------------
                                 Name:        Keith Labbate
                                       --------------------------------------
                                 Title:     Executive Director, CIBC World
                                       --------------------------------------
                                            Markets Corp. as Agent
                                       --------------------------------------

ARRANGERS:                       CIBC WORLD MARKETS CORP.
                                 (F/K/A CIBC OPPENHEIMER CORP.)



                                 By:      /s/ Keith Labbate
                                    -----------------------------------------
                                 Name:        Keith Labbate
                                       --------------------------------------
                                 Title:     Executive Director, CIBC World
                                       --------------------------------------
                                            Markets Corp. as Agent
                                       --------------------------------------



                                 CREDIT SUISSE FIRST BOSTON



                                 By:      /s/ David L. Sawyer
                                    -----------------------------------------
                                 Name:        David L. Sawyer
                                       --------------------------------------
                                 Title:       Vice President
                                       --------------------------------------



                                 By:      /s/ Kristin Lepri
                                    -----------------------------------------
                                 Name:        Kristin Lepri
                                       --------------------------------------
                                 Title:       Vice President
                                       --------------------------------------

COLLATERAL AGENT:                CANADIAN IMPERIAL BANK OF COMMERCE



                                 By:      /s/ Keith Labbate
                                    -----------------------------------------
                                 Name:        Keith Labbate
                                       --------------------------------------
                                 Title:     Executive Director, CIBC World
                                       --------------------------------------
                                            Markets Corp. as Agent
                                       --------------------------------------

SYNDICATION AGENT:               CREDIT SUISSE FIRST BOSTON



                                 By:      /s/ David L. Sawyer
                                    -----------------------------------------
                                 Name:        David L. Sawyer
                                       --------------------------------------
                                 Title:       Vice President
                                       --------------------------------------



                                 By:      /s/ Kristin Lepri
                                    -----------------------------------------
                                 Name:        Kristin Lepri
                                       --------------------------------------
                                 Title:       Vice President
                                       --------------------------------------



MANAGING AGENTS:                 BANK OF MONTREAL, CHICAGO BRANCH



                                 By:      /s/ Karen Klapper
                                    -----------------------------------------
                                 Name:        Karen Klapper
                                       --------------------------------------
                                 Title:       Director
                                       --------------------------------------



                                 THE BANK OF NOVA SCOTIA



                                 By:      /s/ Vincent J. Fitzgerald, Jr.
                                    -----------------------------------------
                                 Name:        Vincent J. Fitzgerald, Jr.
                                      ---------------------------------------
                                 Title:       Authorized Signatory
                                       --------------------------------------



                                 FLEET NATIONAL BANK



                                 By:
                                    -----------------------------------------
                                 Name:
                                      ---------------------------------------
                                 Title:
                                        -------------------------------------



                                 DRESDNER BANK AG, NEW YORK AND GRAND
                                 CAYMAN BRANCHES



                                 By:      /s/ Jane A. Majeski
                                    -----------------------------------------
                                 Name:        Jane A. Majeski
                                      ---------------------------------------
                                 Title:       Director
                                       --------------------------------------



                                 By:      /s/ Brian E. Haughney
                                    -----------------------------------------
                                 Name:        Brian E. Haughney
                                      ---------------------------------------
                                 Title:       Vice President
                                       --------------------------------------

CO-AGENT:                        CREDIT LYONNAIS NEW YORK BRANCH


                                 By:      /s/ Patrick McCarthy
                                    -----------------------------------------
                                 Name:        Patrick McCarthy
                                       --------------------------------------
                                 Title:      Authorized Signature
                                       --------------------------------------

                                 TORONTO DOMINION (TEXAS), INC.



                                 By:      /s/  Ann S. Slanis
                                    -----------------------------------------
                                 Name:         Ann S. Slanis
                                       --------------------------------------
                                 Title:        Vice President
                                       --------------------------------------



                                 UNION BANK OF CALIFORNIA, N.A.

                                 By:
                                    -----------------------------------------
                                 Name:
                                      ---------------------------------------
                                 Title:
                                       --------------------------------------